Exhibit 10.1

FOURTH AMENDMENT

TO

HILLSIDE – AMPEX/SHERBORNE AGREEMENT

This Fourth Amendment, made as of June 30, 2004, by and among the undersigned parties to the Hillside-Ampex/Sherborne Agreement, dated as of December 1, 1994, by and among (i) Ampex Corporation and each other member of the Ampex Group (as defined in the Agreement), (ii) Hillside Capital Incorporated and each other member of the Limited Hillside Group (as defined in the Agreement), and (iii) Sherborne Holdings Incorporated and each other member of the Sherborne Group (as defined in the Agreement), as amended by a First Amendment thereto, dated as of November 30, 1995, and as amended by a Second Amendment thereto, dated as of September 2002, and as amended by a Third Amendment thereto, dated as of March 2, 2004 (as so amended, the “Agreement”).

All capitalized terms defined in the Agreement when used herein shall have the same meaning as in the Agreement.

W I T N E S S E T H:

WHEREAS, the parties desire to amend the Agreement in certain respects;

NOW, THEREFORE, each entity in the Ampex Group, Sherborne Group and Limited Hillside Group hereby agrees as follows:

1.	Effective as of the date hereof, clause (b) of Section 7.1 of the Agreement is amended and restated to read in full as follows:

“(b) During the period of time that this Agreement is in effect:

(i) no more than seventy percent (70%) of the portfolio held by each Plan shall be invested in equities and no more than sixty percent (60%) of the portfolio held by each Plan shall be invested in fixed income securities, including cash and cash equivalents for the purposes of this Section (7.1);

(ii) at least forty percent (40%) of the equity portfolio held by each Plan shall be invested in domestic companies that fall within the Russell 1000 Universe or international companies that fall within the MSCI EAFE Index;

(iii) no more than thirty percent (30%) of the equity portfolio held by each Plan shall be invested in foreign securities;

(iv) the dollar-weighted average maturity of the overall fixed income portfolio held by each Plan shall not exceed fourteen (14) years;

(v) no more thirty percent (30%) of the fixed income portfolio held by each Plan shall be invested in non-investment grade securities;

(vi) no more than twenty percent (20%) of the portfolio held by each plan shall be invested in alternative investments (private equity and hedge funds) (for purposes of the this subsection the value of an alternative investment shall be deemed equal to the cost of the alternative investment at the time of the original investment less returns of capital);

(vii) not less than ninety percent (90%) of each Plan’s portfolio shall be managed by investment managers, within the meaning of Section 3(38) of ERISA;

(viii) generally, no manager shall control more than thirty-five percent (35%) of each Plan’s portfolio, except that there may be a single manager of fixed income securities;

(ix) at least ninety percent (90%) of each Plan’s portfolio shall be managed by managers each having at least $100 million of assets under management; and

(x) at least fifty percent (50%) of each Plan’s portfolio shall be managed by managers each having at least $500 million of assets under management;

(excluding in each case for the purposes of clauses (ix) and (x) funds managed on behalf of the manager or any of its affiliates or on behalf of the members of the Ampex Group or the Sherborne Group of any of their benefit plans, including but not limited to the Plans). Assets shall be valued as of the last day of each Plan Year after the date of this Agreement and any resulting reduction or reallocations as between managers or investment categories, if any, shall be completed within ninety (90) days after year end. For purposes of clause (i) only, non-investments grade securities and alternative investments shall be treated as equities. Direct obligations of the U.S. Treasury with maturities of two (2) years or less shall be treated as cash for purposes of this subsection (b). Pooled investments shall be included in an appropriate category under subsection (b) based upon the primary investment strategy at the time the Plans make the investment.”

2.	This Fourth Amendment shall be interpreted in accordance with and governed by the law of the State of New York (without regard to choice of law provisions), except to the extent preempted by Federal law.

3.	This Fourth Amendment may be executed in any number of identical counterparts, each of which shall be an original as against the party who signed it, and all of which together shall constitute one and the same instrument. No party to this Fourth Amendment shall be bound by the Fourth Amendment until a counterpart has been executed by or on behalf of each party hereto.

4.	The Agreement remains in full force and effect without modification or amendment (except as se forth herein).

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date set forth herein above.

                                         AMPEX GROUP

AMPEX CORPORATION

By:	/s/ Craig McKibben
Name:	Craig McKibben
Title:	V.P.

AMPEX DATA SYSTEMS CORPORATION

By:	/s/ Craig McKibben
Name:	Craig McKibben
Title:	V.P.

AMPEX FINANCE CORPORATION

By:	/s/ Craig McKibben
Name:	Craig McKibben
Title:	V.P.

AMPEX INTERNATIONAL CREDIT CORPORATION

By:	/s/ Craig McKibben
Name:	Craig McKibben
Title:	V.P.

AMPEX INTERNATIONAL SALES CORPORATION

By:	/s/ Joel Talcott
Name:	Joel Talcott
Title:

AMPEX LEASING CORPORATION

By:	/s/ Joel Talcott
Name:	Joel Talcott
Title:

                                         LIMITED HILLSIDE GROUP

HILLSIDE CAPITAL INCORPORATED

By:	/s/ Raymond F. Weldon
Name:	Raymond F. Weldon
Title:	Managing Director

BROOKSIDE INTERNATIONAL INCORPORATED

By:	/s/ Rosemary Kindelan
Name:	Rosemary Kindelan
Title:	Secretary

BROOKSIDE INTERNATIONAL LLC

By	Cliffdale Advisors, Inc.,
its Manager

By:	/s/ Raymond F. Weldon
Name:	Raymond F. Weldon
Title:	Assistant Treasurer

                                         SHERBORNE GROUP

NEWHILL PARTNERS, L.P.
By:	Sherborne and Company, Inc., General Partner

By:	/s/ Craig McKibben
Name:	Craig McKibben
Title:	V.P.

SHERBORNE HOLDINGS INCORPORATED

By:	/s/ Craig McKibben
Name:	Craig McKibben
Title:	V.P.

NH BOND CORP.

By:	/s/ Craig McKibben
Name:	Craig McKibben
Title:	President

XEPMA II INC.

By:	/s/ Craig McKibben
Name:	Craig McKibben
Title:	V.P.

XEPMA III INC.

By:	/s/ Craig McKibben
Name:	Craig McKibben
Title:	V.P.